Exhibit 10.2
AMENDMENT NO. 1 TO RAILCAR MANAGEMENT AGREEMENT
This Amendment to the Railcar Management Agreement (this “Amendment”) is dated as of January 15, 2014, between LONGTRAIN LEASING I, LLC, a Delaware limited liability company (“Owner”) and AMERICAN RAILCAR LEASING LLC, a Delaware limited liability company (together with any successor manager or permitted assignee, “Manager”).
WITNESSETH:
WHEREAS, Owner and Manager entered into that certain Railcar Management Agreement, dated as of December 20, 2012, (the “Agreement”);
WHEREAS, the Owner entered into that certain Credit Agreement dated December 20, 2012, by and among the Owner, American Railcar Industries, Inc. (the “Seller”), the various institutions from time to time party to the Credit Agreement, as Lenders, Fifth Third Bank, an Ohio banking corporation, as Original Administrative Agent (“Original Administrative Agent”), and Fifth Third Bank and Key Equipment Finance Inc. as Original Co-Syndication Agents (“Original Co-Syndication Agents”) (the “Original Credit Agreement”);
WHEREAS, Key Equipment Finance, a division of KeyBank National Association, a national banking association (“Key Equipment Finance”), has replaced Fifth Third Bank as Administrative Agent under the Credit Agreement (defined below) pursuant to the terms and conditions of that certain Assignment and Assumption of Administrative Agent Role dated as of January 15, 2014, by and between Fifth Third Bank and Key Equipment Finance;
WHEREAS, the Original Credit Agreement has been amended and restated by that certain Amended and Restated Credit Agreement dated as of January 15, 2014, by and among the Owner, Seller, the various institutions from time to time party to the Credit Agreement, as Lenders (the “Lenders”), and Key Equipment Finance (the “Administrative Agent” and “Syndication Agent”) (as it may from time to time be amended, restated, refinanced, or replaced, the “Credit Agreement”); and
WHEREAS, Owner and Manager desire to amend certain provisions of the Agreement, subject to the terms hereof;

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	DEFINED TERMS.
Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Agreement, as amended hereby.

SECTION 2.	AMENDMENT.
Upon the Amendment Effective Date (as hereinafter defined), the Agreement is hereby amended by:
(a)Deleting the second recital of the Agreement and substituting the following in lieu thereof:
“WHEREAS, Owner entered into that certain Credit Agreement dated December 20, 2012, among the Owner, American Railcar Industries, Inc. (the “Seller”), the various institutions from time to time party to the Credit Agreement, as Lenders, Fifth Third Bank, an Ohio banking corporation, as Original Administrative Agent (“Original Administrative Agent”) and Fifth Third Bank and Key Equipment Finance Inc. as Original Co-Syndication Agents (“Original Co-Syndication Agents”), which has been amended and restated by that certain Amended and Restated Credit Agreement, dated as of January 15, 2014, by and among the Owner, Seller, the various institutions from time to time party to the Credit Agreement, as Lenders (the “Lenders”), Key Equipment Finance, a division of KeyBank National Association, a national banking association (the “Administrative Agent” and “Syndication Agent”) (as it may from time to time be amended, restated, modified, waived, refinanced, or replaced, the “Credit Agreement”), pursuant to which the Lenders have provided a term loan to Owner in order to permit Owner to acquire certain Equipment and their related Lease Agreements;”
(b)    Deleting the definition of "Administrative Agent" in Section 1.1 in its entirety and substituting the following in lieu thereof:
“Administrative Agent” shall have the meaning assigned to such term in the Recitals.
(c)    Deleting the definition of “Final Termination Date” in Section 1.1 in its entirety and substituting the following in lieu thereof:

“Final Termination Date” shall mean the earlier of (i) the date on which all of the Obligations (other than contingent obligations not due and owing) are paid in full in cash and (ii) January 15, 2020.
(d)    Deleting Section 1.2(m) in its entirety and substituting the following in lieu thereof:
"(m)    all references to any contract, document or agreement shall mean such contract, document or agreement as amended, restated, supplemented, replaced, refinanced or otherwise modified and in effect from time to time."
(e)    Deleting Section 8.4 in its entirety and substituting the following in lieu thereof:
“Manager will deliver the financial statements required to be delivered by Manager under Section 6.1(a), (b) and (i) of the Credit Agreement.”
(f)    Deleting the notice information for the Administrative Agent in Section 16.3 in its entirety and substituting the following in lieu thereof:
Key Equipment Finance, a division of KeyBank National Association
1000 S. McCaslin Boulevard
Superior, CO  80027
Attention: Richard Anderson
Telephone: (720) 304-1247
Telecopy: (216) 370-9166
Email: richard.s.anderson@key.com
SECTION 3.    REPRESENTATIONS AND WARRANTIES.
Owner and Manager each hereby represents and warrants to each other that:
(a) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on its part, it has duly executed and delivered this Amendment, and this Amendment is a legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
(b) all representations and warranties contained in the Agreement are true and correct in all material respects as of the Amendment Effective Date and as though made on the Amendment

Effective Date, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under any Loan Document.
The Manager further represents and warrants to the Owner that no Manager Termination Events have occurred or are continuing as of the Amendment Effective Date.

SECTION 4.	CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.
This Amendment shall become effective as of January 15, 2014 (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:
(a)    Owner and Manager shall have executed this Amendment.
(b)    Administrative Agent shall have received a fully executed copy of this Amendment.

SECTION 5.	EXECUTION IN COUNTERPARTS.
This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart by facsimile or electronic means shall be equally effective as delivery of an originally executed counterpart.

SECTION 6.	GOVERNING LAW.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 7.	EFFECT OF AMENDMENT; REAFFIRMATION OF AGREEMENT.
Owner and Manager hereby agree that:
(a)    Upon the effectiveness of the amendment set forth in Section 2 of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreement amended hereby.

(b)    Except as specifically amended, waived or otherwise modified herein, the terms and conditions of the Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and, subject to such amendments, waivers and modifications herein set forth, are hereby ratified and confirmed.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
LONGTRAIN LEASING I, LLC,
as Owner
By
Name
Title

AMERICAN RAILCAR LEASING LLC,
as Manager
By
Name
Title

RECEIPT ACKNOWLEDGED

KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION
as Administrative Agent
By
Name
Title

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO RAILCAR MANAGEMENT AGREEMENT]